EX-99.2N


INDEPENDENT AUDITORS' CONSENT


We consent to the reference to our Firm under the heading "Experts" in this Pre-Effective Amendment No. 1 to the Registration Statement No. 333-69562 of the BlackRock Municipal 2018 Term Trust.




Boston, Massachusetts
September 26, 2001